SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report, October 9, 2003.  Date of earliest event reported, October 1,
2003

(Exact name of registrant as specified in its charter)

LOCH HARRIS, INC.

State of incorporation                    IRS Employer Identification Number
----------------------
Nevada                                             87-0418799

              1807 Slaughter LN W 200-506, Austin, Texas 78748-6230
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                (Mailing Address of principal executive offices)

Registrant's telephone number, including area code: (512) 328-7808

                    INFORMATION TO BE INCLUDED IN THE REPORT
                    ----------------------------------------


ITEM 1.   Changes  in  Control  of  Registrant.

          None

ITEM  2.  Acquisition  or  Disposition  of  Assets.

          See Item 5 below.

ITEM  3.  Bankruptcy  or  Receivership.

          Not  applicable.

ITEM 4.   Changes  in  Registrant's  Certifying  Accountant.

          None.  Not  applicable.


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ITEM 5.  Other  Events

     The following order was entered by the Court on October 1, 2003.


                                CASE NO. GN200180


                                        |
MARI L. STASSI AND ROBERT               |      IN THE DISTRICT COURT OF
STEWART, DERIVATIVELY ON BEHALF OF      |
LOCH HARRIS, INC.; AND RICHARD          |      TRAVIS COUNTY, TEXAS
C. MILLER, MICHAEL WHITE, AND           |
RANDY SHILLINGBURG, ON BEHALF OF        |      345TH JUDICIAL DISTRICT
THEMSELVES AND ALL OTHERS SIMILARLY     |
SITUATED,                               |      HONORABLE PATRICK O. KEEL
                                        |
               PLAINTIFFS,              |
                                        |
V.                                      |
                                        |
RODNEY A. BOONE, MARK E.                |
BAKER, CHARLES BLACKWELL,               |      ORDER
AND ROBERT B. BAKER,                    |      RESOLVING CERTAIN ISSUES
                                        |      PRIOR TO SHARE EXCHANGE
               DEFENDANTS,              |
                                        |
LOCH HARRIS, INC.,                      |
                                        |
               NOMINAL DEFENDANT.       |
                                        |
                                        |


     Pursuant to this Court's Final Judgment entered June 6, 2003 approving a class and derivative settlement (the "Settlement"), the latest date for Loch Harris, Inc.'s transfer agent, Nevada Agency & Trust Co., to receive claim forms and original stock certificates was Friday, August 15, 2003. See Final Judgment para.119.

     That deadline has now passed and the transfer agent is prepared to conduct the


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exchange; but before the transfer agent does so, the parties have brought certain issues to the Court's attention for a ruling.

     The Court retained continuing jurisdiction to resolve matters such as those presented here without affecting the finality of the Final Judgment. See Final Judgment para.126.

     Capitalized terms used herein have the same meaning as in the Final Judgment; and in particular, "Loch" or "Loch Harris" refer to nominal defendant Loch Harris, Inc. and "CDEX" refers to the company CDEX, Inc.

     Based on the parties' recently filed stipulation (the "Stipulation"), the pleadings and other papers on file herein, and for good cause shown,

     THE COURT HEREBY ORDERS THE FOLLOWING:

Rounding CDEX shares to nearest whole number
--------------------------------------------

     1. Loch's transfer agent, Nevada Agency & Trust Co. ("NAT") has authority to round all new CDEX share certificates that it creates and distributes pursuant to the Settlement to the nearest whole number of CDEX shares.

     2.     In so doing, NAT will abide by the following rounding convention:
(a) Numbers containing fractions less than 1/2 will be rounded down to the nearest whole number. (b) Numbers containing fractions greater than 1/2 will be rounded up to the nearest whole number. (c) Numbers containing fractions exactly equal to 1/2 will be rounded up or down to the nearest even (as opposed to odd) number - e.g., 10.5 is rounded down and 11.5 is rounded up.

     3. Loch will set aside a pool of a 200 CDEX shares to be available to NAT for


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a period of 60 days. NAT will be allowed to use those shares to issue to brokers to account for rounding anomalies such as those described in the Stipulation.

Late submittals due to power blackout.
-------------------------------------

     4. On Thursday, August 14, 2003, the Depository Trust & Clearing Corporation ("DTCC") sought to submit to NAT by overnight delivery seven share certificates totaling 472,154 shares. August 14, 2003 was one day before the Friday, August 15, 2003 deadline for NAT to receive such shares. Unfortunately, August 14, 2003 was also the day of the power blackout in eastern United States; and on that date express services were not making overnight deliveries from New York City. Thus, NAT did not receive the certificates until the next week. See
Exhibit 1 to the Stipulation (fax from DTCC dated August 15, 2003).(1)

     5. Similar to the above-described late filing by DTCC, on August 14, 2003 Scottrade, Inc. attempted to send two share certificates to NAT but was thwarted due to the blackout and absence of overnight delivery service. The two certificates total 21,632 shares. NAT did not receive the certificates until the next week. See Exhibit 2 to the Stipulation (fax from Scottrade dated August 18,
2003).(2)

     6. Just as with DTCC and Scottrade, on August 14, 2003 two individual certificate holders attempted to send their certificates to NAT by overnight delivery on

_______________________________

(1)     The number of shares represented by the certificates, as presented in
Exhibit 1 to the Stipulation, is 992 + 401,850 + 406 + 30,106 + 31,600 + 6,000 +
1,200 = 472,154 shares.

(2)     The number of shares represented by the certificates, as presented in
Exhibit 2 to the Stipulation, is 6,545 + 15,087 = 21,632 shares.


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Thursday, August 14, 2003 but were thwarted due to the blackout and absence of express service. The two certificates total 680 shares. NAT did not receive the certificates until the next week. See Exhibit 3 to the Stipulation (fax from NAT dated September 3, 2003).(3)

     7. For purposes of the Date of Exchange that this Court established in the Final Judgment at para.119, the unexpected and widespread power blackout and resulting absence of express delivery service is a justifiable excuse for missing the deadline. Thus, the certificates referenced above that NAT received late due to the blackout - i.e., seven certificates from DTCC, two certificates from Scottrade, and two certificates from individuals, as detailed in the Stipulation and Exhibits 1-3 thereto - are to be included in the Loch shares eligible for exchange.

"Preferred" shares
------------------

     8. NAT informed the parties that NAT received four certificates that purport to be for Loch "preferred" stock issued to Peter J. Dobbs; two more certificates for "preferred" stock issued to Matthew Gilbert; and one such certificate issued to Mr. and Mrs. Joe and Belinda Cielecki. See Exhibit 4 to the Stipulation.

     9. All parties agree that such "preferred" stock is not stock of Loch Harris, Inc. and has no legal significance regardless of what the certificates say on their face. Plaintiffs explained this in detail with supporting documentation in their opposition to the Butlers' application and the Cantor Affidavit relating to preferred stock, filed August 17,

_______________________________

(3)     The number of shares represented by the certificates, as presented in
Exhibit 3 to the Stipulation, is 600 + 80 = 680 shares.


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2003, which explanation the Court accepts. The articles of incorporation and amendments thereto of Loch Harris, Inc. and its predecessor corporations consistently stated that the only stock that the corporation was authorized to issue was common stock. Common stock is the only "real" stock of Loch Harris, Inc. and the holders of common stock were the only real shareholders of Loch Harris, Inc. The Final Judgment governs stock of Loch Harris, Inc. and common stock constitutes the only real shares or class of equity security that Loch Harris, Inc. ever authorized and issued. The Final Judgment is the operative order and instrument containing specific provisions for the redemption of such stock of Loch Harris, Inc. in exchange for shares of CDEX. The Court therefore excludes from the exchange the certificates of "preferred" stock that Mr. Dobbs, Mr. Gilbert, and Mr. & Mrs. Cielecki submitted. The "preferred" certificates do not represent real shares of stock of Loch Harris, Inc. To the extent NAT still has any of the "preferred" certificates discussed above, Loch is directed to instruct NAT to return them to the sender.

Voting of surrendered common stock
----------------------------------

     10. Pursuant to the settlement that this Court approved, certain individual defendants relinquished shares of CDEX or shares of Loch ("Relinquished Shares") back to the Loch corporate treasury. The Relinquished Shares of CDEX have been aggregated with all other shares of CDEX that Loch owns for exchange or use pursuant to the terms of the settlement. As for the Relinquished Shares of Loch, the board of directors of Loch Harris, Inc. or the liquidator, as the case may be, shall have the right and duty to exercise the voting power of those Loch shares. This voting power may be necessary, for


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example, to accomplish the dissolution of Loch that the settlement and Final
Judgment contemplate.

Loch shares to be included in the exchange
------------------------------------------

     11. According to NAT, NAT received 444,212,340 shares of common stock of Loch Harris, Inc. that were surrendered for exchange by the deadline of August 15, 2003 pursuant to the terms of the Final Judgment. See Exhibit 5 to the Stipulation (certificate from NAT attesting to the foregoing).

     12. According to NAT, NAT also received an additional 494,466 shares of common stock of Loch Harris, Inc. that, due to the multi-state power blackout on Thursday, August 14, 2003, were submitted or received late (but no later than the following week). See Exhibit 5 to the Stipulation (certificate from
NAT).(1) In the discussion above, the Court ordered that these latter 494,466 shares be included in the exchange.

     13. Thus, the total number of shares of Loch Harris, Inc. eligible to participate in the share exchange is 444,706,806.

CDEX shares to be included in the exchange
------------------------------------------

     14. Pursuant to the settlement agreement, Loch's board of directors, in consultation with plaintiffs' counsel, was obligated to designate the maximum number of the company's CDEX shares not necessary to fund the company's other obligations. Based on analyzing the company's other obligations, the parties have agreed that Loch

_______________________________

(4) This latter number consists of 472,154 shares (from DTCC) + 21,632 shares (from Scottrade) + 680 shares (from two individual shareholders) = 494,466 shares.

should make available 10,842,223 post-split Class A common shares of CDEX for purposes of (a) the share exchange, (b) the awards to plaintiffs, and (c) the fee-and-expense award to plaintiffs' counsel; and the Court so approves. See Stipulation para. 22.

Exchange ratio
--------------

     15. Pursuant to the Final Judgment at para. 80-83, each of the five plaintiffs will receive an award of 5,000 post-split shares of CDEX above and beyond what they will receive through the exchange. This represents a total of 25,000 post-split shares of CDEX allocated for plaintiff awards.

     16. Pursuant to the Final Judgment at para. 113, the "base" fee-and-expense award to plaintiffs' counsel is 700,000 post-split shares of CDEX, plus an additional 25,000 post-split shares per 100,000 awarded, representing a "base" total of 875,000 post-split shares. This award is modified upward if the exchange ratio for the shareholders would be better than 45-to-1.

     17. The total of the plaintiff awards plus the "base" fee-and-expense award is 25,000 + 875,000 = 900,000 post-split shares of CDEX. Subtracting this latter figure from the 10,842,223 post-split shares of CDEX to be made available by Loch results in 9,942,223 post-split shares of CDEX for the shareholders / class members.

     18. Dividing the 444,706,806 Loch shares eligible to participate in the exchange by the 9,942,223 post-split CDEX shares to be distributed would yield an exchange ratio of 44.73, which is "better" than 45-to-1. See Final Judgment para. 113 n.15 (explaining the meaning of a "better" exchange ratio). Thus, the fee-and-expense award is modified upward.

     19. Pursuant to the Final Judgment at para. 113, the maximum fee-and-expense award is 900,000 post-split shares of CDEX, plus an additional 25,000 post-split shares per 100,000 awarded, representing a total of 1,025,000 post-split shares of CDEX. Adding this figure to the plaintiff awards of 25,000 post-split shares results in a total of 1,050,000 post-split shares of CDEX for these two purposes. Subtracting this latter figure from the 10,842,223 post-split shares of CDEX to be made available by Loch results in 9,792,223 post-split shares of CDEX for the shareholders / class members. Dividing the 444,706,806 Loch shares eligible to participate in the exchange by the 9,792,223 post-split CDEX shares to be distributed would yield an exchange ratio of 45.41, which is "worse" than 45-to-1.

     20. This situation falls squarely within the "boundary" zone contemplated in the Final Judgment:

          An award of 700,000 shares of CDEX might cause the exchange ratio to be 45-to-1 or better (in which case the agreed award should be 900,000 shares); but an award of 900,000 shares of CDEX might cause the exchange ratio to be worse than 45-to-1 (in which case the award should be 700,000 shares).

Final Judgment para. 84 n.12.

     21. In this event, the fee-and-expense award is 800,000 post-split shares of CDEX, plus an additional 25,000 post-split shares per 100,000 awarded, totaling 1,000,000 post-split shares of CDEX. See Final Judgment at para. 113. Adding this figure to the plaintiff awards of 25,000 post-split shares results in 1,025,000 post-split shares of CDEX for these two purposes.


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     22.     Subtracting 1,025,000 post-split shares of CDEX from the 10,842,223 post-split shares of CDEX to be made available by Loch results in 9,817,223 post-split shares of CDEX for the shareholders / class members. Dividing the 444,706,806 Loch shares eligible to participate in the exchange by the 9,817,223 post-split CDEX shares to be distributed yields an exchange ratio of
45.29863547, which is the exchange ratio that Loch, through its agent NAT, shall
-----------
use in conducting the share exchange.

Summary of share exchange
-------------------------

     23. In summary, Loch will make available to NAT 10,842,223 post-split Class A common shares of CDEX. NAT will distribute 5,000 such shares to each of the five plaintiffs (over and above what they will receive through the exchange) and 1,000,000 such shares to plaintiffs' counsel. For the 444,706,806 Loch common shares submitted to NAT, NAT will exchange / distribute to the claimants the remaining 9,817,223 post-split Class A common shares of CDEX at an exchange ratio of 45.29863547-to-1.

     24. Loch, through its agent NAT, shall proceed with the share exchange forthwith.

     IT IS SO ORDERED.

Dated __________________, 2003                 ______________________________
                                               The Hon. Patrick O. Keel
                                               District Court Judge


ITEM 6.  Resignations  of  Registrant's  Directors.

         None.  Not  applicable.

ITEM 7.  Financial  Statements  and  Exhibits.

         None.  Not  applicable.

ITEM 8.  Changes  in  Fiscal  Year.

         None.  Not  applicable.


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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCH HARRIS, INC.                         Registrant


_____________________________________     __________________________________
Rodney A. Boone, President / DATE             Mark Baker, Secretary / DATE

LOCH HARRIS, INC.
OCTOBER 8, 2003
FORM 8-K PAGE 2


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